Exhibit 10.29
FORMULA FOR DETERMINING 2026 TARGET PSU AND RSU AWARDS

FORMULA FOR DETERMINING 2026 TARGET PERFORMANCE SHARE UNIT ("PSU")
AND RESTRICTED STOCK UNIT ("RSU") AWARDS TO BE ISSUED TO NAMED EXECUTIVE OFFICERS

The target number of PSUs and RSUs to be issued to each Named Executive Officer listed below for 2026 will be determined in accordance with the following formula:

2026 Target Number PSU Awards tied to Relative TSR	=	Base Salary as of 2/5/2026	X	Long-Term Incentive Target listed below	X	60%
Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2026

2026 Target Number PSU Awards tied to Energy Resource Development =	Base Salary as of 2/5/2026	X	Long-Term Incentive Target listed below	X	10%
	Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2026

2026 Target Number RSU Awards =	Base Salary as of 2/5/2026	X	Long-Term Incentive Target listed below	X	30%
	Thirty-trading-day average closing price of Ameren Corporation Common Stock on The New York Stock Exchange prior to 2/1/2026

NAMED EXECUTIVE OFFICER	LONG-TERM INCENTIVE TARGET AS PERCENT OF BASE SALARY
Lyons	575%
Moehn	350%
Singh	260%
Schukar	165%
Lindgren	140%
Shaw	100%